UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Venture Lending & Leasing V, Inc.

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VENTURE LENDING & LEASING V, INC.

NOTICE OF ANNUAL SHAREHOLDER MEETING
TO BE HELD ON MAY 9, 2012

To the Shareholder of Venture Lending & Leasing V, Inc.:

An Annual Shareholder Meeting of Venture Lending & Leasing V, Inc. (“the Fund” or “Fund V”) will be held at 11:00 a.m., Pacific time, on May 9, 2012, at the offices of Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, to consider and vote on the election of five members of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending on December 31, 2012.

Each shareholder that owned shares of the Fund on the close of business on March 31, 2012 is entitled to vote at this meeting. A shareholder may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

/s/ Maurice C. Werdegar

Maurice C. Werdegar
President and Chief Executive Officer of the Fund

April 23, 2012

If you plan to attend our meeting in person, please call Martin D. Eng at (650) 234-4308

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Please complete the enclosed proxy card, date and sign it, and return it by fax or e-mail.

VENTURE LENDING & LEASING V, INC.
104 La Mesa Drive, Suite 102
Portola Valley, CA 94028

PROXY STATEMENT
ANNUAL SHAREHOLDER MEETING
May 9, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 9, 2012: This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2011, are available, with log-in information, on the internet at the following address: www.intralinks.com. Please contact Lynda Colletta, at (650) 234-4300, or by e-mail to lyndac@westerntech.com, if you require assistance accessing such website.
Introduction

The Board of Directors of Venture Lending & Leasing, V, Inc. (the “Fund” or “Fund V”) has issued this proxy statement to solicit proxies for use at the Annual Shareholder Meeting of the Fund to be held at 11:00 a.m., Pacific time, on May 9, 2012, at the offices of Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, CA 94028, and at any adjournments thereof (collectively, the “Meeting”). At the Meeting, the election of five members of the Board of Directors of Fund V and the ratification of the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending on December 31, 2012 will be considered and voted upon (the “Proposals”). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 20, 2012.

On March 31, 2012, the record date for the Meeting (“Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund V outstanding and entitled to vote. For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 7, 2012. A shareholder may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person. The Fund's Board of Directors does not have a formal policy regarding whether directors will attend annual shareholder meetings. Historically, shareholder meetings have been conducted by proxy, with no shareholders attending. Should a shareholder indicate an intention to attend the Meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matter listed in the accompanying Notice of Annual Shareholder Meeting and “for” any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Therefore, with respect to the Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.
A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote “for” the Proposals in favor of such adjournment, and will vote those proxies which they are required to vote “against” the Proposals against such adjournment. A shareholder vote may be taken on one or both Proposals prior to such adjournment if sufficient votes have been received.
The election of each of the nominated directors of the Fund requires approval by a plurality of all votes cast by the Fund's shareholder at a meeting at which a quorum is present, and ratification of the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending on December 31, 2012 requires approval by a majority of all votes cast by the Fund's shareholder at a meeting at which a quorum is present. 100% of the Fund's outstanding Shares are owned by Venture Lending & Leasing V, LLC (the “LLC”). The LLC in turn is owned by its members (the “LLC Members”). The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund. Accordingly, the election of each of the nominated directors of the Fund requires the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”), and ratification of the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending on December 31, 2012 requires the prior approval of at least a majority of the outstanding LLC Shares.
Annex A to this Proxy Statement sets forth information about the beneficial owners and “groups” of beneficial owners (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (“Exchange Act”), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.
Proxy solicitation will be made primarily by e-mail and fax, but proxy solicitations also may be made by mail, telephone calls or personal meetings conducted by officers and employees of the Fund and Westech Investment Advisors LLC (“Westech Investment Advisors”). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.
The Annual Report for the Fund for its year ended December 31, 2011 has previously been delivered to the Fund's shareholder.
Election of Directors (Proposal 1) - General Matters
All the nominees have consented to serve as directors of the Fund if elected. If elected, each nominee will serve until the next annual shareholder meeting or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee presented at the Meeting.
These nominees, if elected, will constitute the entire Board of Directors of the Fund. To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.
The directors of the Fund that are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940 (the “Independent Directors”), constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent registered public accounting firm and recommends the engagement of the independent registered public accounting firm. The

Fund's Board of Directors has adopted a written charter for the Audit Committee, the current version of which was attached to the Fund's proxy statement for its 2011 Annual Shareholder Meeting, filed with the Securities and Exchange Commission on April 20, 2011. The Audit Committee Charter requires that the Fund's Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission. The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.
The Independent Directors of the Fund also constitute its Nominating Committee. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors. The current version of the Charter of the Nominating Committee was attached to the Fund's proxy statement for its 2011 Annual Shareholder Meeting, filed with the Securities and Exchange Commission on April 20, 2011. The Nominating Committee will consider nominees recommended by LLC Members. Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.
The Nominating Committee has not set minimum qualifications that must be met by director nominees. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. Although the Nominating Committee does not have a formal policy on diversity, it believes that diversity in Board composition is an important factor in evaluating nominees, and seeks to have Board members with diverse backgrounds, experiences, and points of view. All of the Fund's current Independent Directors were recommended to the Nominating Committee by Westech Investment Advisors.
Each director's biography, set forth below, includes information about the director's specific experience and qualifications that led the Board to conclude that he should serve as a director of the Fund, in light of the Fund's business and structure. Additionally, the Board believes that each director possesses strong personal and professional ethics, a high standard of integrity and values, and senior leadership skills and experience. Each director has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Fund. The Board believes that each director brings valuable skills and experiences to the Fund that, taken together, provides the Board with a depth of knowledge, judgment and insight necessary to provide effective oversight of the Fund's operations.
Historically, the Fund's Chairman and Chief Executive Officer positions were combined, and held by Mr. Swenson. As part of the Fund's management succession planning, Mr. Werdegar was elected to the position of Chief Executive Officer as of the beginning of 2010, while Mr. Swenson continues to serve in the Chairman of the Board position. The Board believes that having the Chairman and Chief Executive Officer positions held by different individuals at this point in time is in the best interest of the Fund and its shareholder. Although Mr. Swenson is no longer Chief Executive Officer of the Fund, he possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Fund. Mr. Swenson is, therefore, well positioned to develop Board agendas that ensure that the Board's attention is directed to the most critical issues for the Fund. While Mr. Swenson is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, each of the directors of the Fund, other than Messrs. Swenson and Werdegar, are independent, and each of the Fund's committees are composed entirely of Independent Directors.
Each Independent Director is encouraged to regularly contact management with questions or suggestions for agenda items, and the directors are kept informed of the Fund's business by various documents sent to them and oral reports made to them during Board meetings by the Fund's management. The Fund has adopted written compliance procedures, which are designed to ensure that the Fund is compliant with all applicable laws. No less frequently than annually, the Board reviews the adequacy of these procedures and the effectiveness of their implementation. In connection with this review, the Fund's designated “chief compliance officer” provides a written report to the Board, which discusses, among other things, any material compliance matters or issues that arose during the year. Additionally, the chief compliance officer meets with the Independent Directors of the Fund on an annual basis, without management present. The designation of the chief compliance officer is approved by the Board, including a majority of its Independent Directors, and the chief compliance officer may be removed from his responsibilities only with the approval of the Board, including a majority of the Independent Directors. For the foregoing reasons, the Board feels that its current leadership structure strikes the appropriate balance between effective Board leadership and independent oversight of management.
Because the executive officers of the Fund do not receive compensation for their services to the Fund, the Fund does not have a compensation committee.
The following table shows the compensation of the directors of the Fund during the last fiscal year:

Name and Position	Aggregate Compensation from the Fund
Independent Directors
J. Michael Egan (1) Director	$8,500
Scott C. Taylor (2) Director	$1,413
William Russell Miller Director	$11,000
George Von Gehr Director	$16,000
Non-Independent Directors
Ronald W. Swenson Director, Chairman	$—
Maurice C. Werdegar Director, President, Chief Executive Officer	$—

(1)    Mr. Egan passed away in 2011, and therefore only received compensation for a partial year and is not standing for re-election at the Meeting.
(2)    Mr. Taylor was elected as a director of the Fund on August 10, 2011, and therefore only received compensation for a partial year.
The Fund's Independent Directors each receive an annual fee from the Fund of $10,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000. The Chair of the Fund's Audit Committee also receives an annual retainer fee in the amount of $5,000. The Fund's directors who are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, receive no compensation from the Fund for their services as directors.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2) - General Matters

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2012, which appointment was unanimously approved by the Board of Directors of the Fund. More information on Deloitte & Touche LLP is set forth below.

Proposal 1
TO ELECT FIVE DIRECTORS OF THE FUND
The following table provides information concerning each nominee for election to the Board of Directors of Fund V. Each of our directors serves until a successor is elected and qualified or until the director's earlier death, resignation, or removal. The address of each nominee is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name of Nominee for Director	Age	Positions(s) Held with Fund	Director Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2011
Independent Directors
William Russell Miller	47	Director	2010	Managing Director, Chief Operating Officer, and member of the investment committee at Makena Capital 2006 to present.	One	Over $100,000(1)
Scott C. Taylor	55	Director	2011	Executive Vice President, General Counsel and Secretary, Symantec Corporation, 2007 to present;Director of VirnetXHolding Corporation since 2007.	One	None.
George Von Gehr	70	Director	2007
Board member of two private companies and one non-profit company; Managing Director of Alliant Partners, a subsidiary of SVB Financial Group, from 2003-2004. Mr. Von Gehr was also a director of Venture Lending & Leasing, Inc.
					One	None
Non-Independent Directors
Ronald W. Swenson (2)	67	Director, Chairman	2006
Chief Executive Officer and director of Westech Investment Advisors since 1994. Mr. Swenson is also a member of the Board of Directors, and Chairman, of Venture Lending & Leasing IV, Inc. (“Fund IV”) and Venture Lending & Leasing VI, Inc. (“Fund VI”).
					Two (the Fund and Fund VI)	Over $100,000(1)
Maurice C. Werdegar (2)	47	Director, President, Chief Executive Officer	2008
COO and director of Westech Investment Advisors since 2011; various other positions with Westech Investment Advisors since 2001. Mr. Werdegar is also Chief Executive Officer and President of Fund IV and Fund VI, and a member of the Board of Directors of Fund VI.
					Two (the Fund and Fund VI)	Over $100,000(1)

(1)
Represents indirect ownership of Shares in the Fund held by the LLC. The director beneficially owns a membership interest in the LLC, which owns 100% of the Fund's Shares. As a result, the director may be deemed to be a beneficial owner of a portion of the Shares of the Fund. As of December 31, 2011, the Fund's equity was $113,519,812. Because there is no trading market for the Fund's Shares, this equity amount was used to determine a per Share value of $1,135.20. This per Share value was then used to determine the aggregate dollar range of equity securities in the Fund that may be deemed to be beneficially owned by the director. The director disclaims beneficial ownership of the Shares except to the extent of his pecuniary interest in the LLC, and the inclusion of the Shares in the above table shall not be deemed an admission of beneficial ownership of the Shares for purposes of Section 16 of the Exchange Act, or for any other purpose.

(2)	Because of Messrs. Swenson's and Werdegar's positions with Westech Investment Advisors, the Investment Manager of the Fund, they are “interested persons” of the Fund.

During the year ended December 31, 2011, the Board of the Fund met four times, the Audit Committee met one time, and the Nominating Committee met two times. Each of the incumbent directorsattended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he served held during the last fiscal year and while he served as a director.

Proposal 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2012, and such appointment was unanimously approved by the Board of Directors of the Fund. Information concerning the Audit Committee's recommendation regarding the selection of Deloitte & Touche LLP is set forth in the Audit Committee Report below, and information concerning the fees charged by Deloitte & Touche LLP and its affiliates is set forth under “Other Information” below.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed with management the Fund's audited financial statements for the year ended December 31, 2011. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 114, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The Audit Committee considered whether the provision of non-financial audit services were compatible with Deloitte & Touche LLP's independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as independent registered public accounting firm for the year ending December 31, 2012.

Audit Committee
William Russell Miller
Scott C. Taylor
George Von Gehr (Chairman)

Other Information

Manager. The Fund's investment adviser is Westech Investment Advisors. Westech Investment Advisors' principal business address is 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Independent Registered Public Accounting Firm. Effective February 2007, Deloitte & Touche LLP was appointed as the Fund's independent registered public accounting firm. The Audit Committee has considered the independence of Deloitte & Touche LLP, and has concluded that the provision of non-audit services by Deloitte & Touche LLP and the other member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively referred to as the “Deloitte entities”) is compatible with maintaining auditor independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

The following is a summary of the aggregate fees paid by the Fund to the Deloitte entities.

Audit Fees. The aggregate fees charged for professional services required for the audit of the Fund's annual financial statements for the fiscal years ended December 31, 2011 and 2010 and the reviews of the interim financial statements included in the Fund's Form 10-Qs for 2011 and 2010 were $108,375 (2011) and $121,125 (2010).

Tax Fees.The aggregate fees charged for tax advisory and preparation services for the fiscal years ended December 31, 2011 and 2010 were $21,000 (2011) and $20,300 (2010).

All Other Fees. The Deloitte entities did not provide any other services for the fiscal years ended December 31, 2011 and 2010.

As set forth in the Audit Committee Charter, all auditing services and permitted non-audit services to be performed for the Fund by the independent registered public accounting firm are pre-approved by the Audit Committee in accordance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee followed such procedures with respect to the approval of the fees described above.

Executive Officers of the Fund. The following are the executive officers of the Fund other than Messrs. Swenson and Werdegar. The address of each officer is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name and Position With Fund	Age	Principal Occupation and Business History
Martin D. Eng, Vice President, Chief Financial Officer, Secretary and Treasurer	60	Vice President and Chief Financial Officer, Secretary and Treasurer of Westech Investment Advisors since 2005.
Jay L. Cohan, Vice President and Assistant Secretary	47	Vice President and Assistant Secretary of Westech Investment Advisors; various other positions with Westech Investment Advisors since 1999.
David R. Wanek, Vice President	39	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 2000.

Compensation of Executive Officers. Executive officers of the Fund do not receive any compensation for their services to the Fund.

Annual Reports. The Fund will furnish to shareholders, without charge, additional copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 104 La Mesa Drive, Suite 102,

Portola Valley, California 94028.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than ten percent of our capital shares registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership of our capital shares with the Securities and Exchange Commission, and to provide copies of such reports to us. Based on our review of the copies of beneficial ownership reports received by us, we believe that, during the fiscal year ended December 31, 2011, all such ownership reports were filed on a timely basis.

Submission of Shareholder Proposals. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2013.

Other Matters to Come Before the Meeting. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

By order of the Board of Directors of the Fund

/s/ Maurice C. Werdegar
President and Chief Executive Officer of the Fund

April 23, 2012

ANNEX A

Beneficial Ownership of Fund Shares

As of March 31, 2012, there were 100,000 shares of Common Stock of Fund V, $0.001 par value, issued and outstanding, all owned by Fund V's sole shareholder, the LLC.

Under the LLC's Operating Agreement, the LLC may take no action as shareholder of Fund V without first soliciting and/or taking instructions from the LLC members, to the same extent as if the members of the LLC were shareholders of Fund V, with ownership interests therein identical to their respective ownership of LLC Shares in the LLC. Accordingly, for purposes of the tables below, the respective ownership of LLC Shares by the members of the LLC is addressed as if such members owned an identical pro rata interest in the outstanding shares of Fund V.

Beneficial Owners of More Than 5% of Fund V Shares as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing V, LLC	100,000; 100%
Westech Investment Advisors LLC**	100,000; 100%
Westech Investment Management, Inc. **	100,000; 100%
Salvador O. Gutierrez**	100,000; 100%
Siguler Guff Advisers, LLC***	12,963; 12.963%
Makena Capital Management ****	9,259; 9.259%
Michael G. McCaffery ****	9,259; 9.259%
Makena Capital Holdings M, L.P.*****	9,259; 9.259%
Rocket Investments Pte Ltd*****	9,259; 9.259%
Gordon E. and Betty I. Moore Foundation*****	9,259; 9.259%
Pfizer, Inc.*****	9,259; 9.259%
The Board of Trustees of the LelandStanfordJuniorUniversity*****	9,259; 9.259%
Siguler Guff Capital Partners (VLLI 5), LLC*****	9,259; 9.259%
University of Notre Dame du Lac*****	7,407; 7.407%

* The address of each of the shareholders listed in this Annex is c/o Westech Investment AdvisorsLLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

** Westech Investment Advisors may be deemed to be a beneficial owner of the 100,000 shares of Fund V owned by the LLC by virtue of its position as the managing member of the LLC. Mr. Gutierrez and Westech Investment Management, Inc. may each be deemed to be an indirect beneficial owner of the 100,000 shares of Fund V owned by the LLC by virtue of his or its relationship to Westech Investment Advisors, the managing member of the LLC. Westech Investment Management, Inc. is the controlling member of Westech Investment Advisors, and Mr. Gutierrez is a 50% shareholder and a director and executive officer of Westech Investment Management, Inc.

*** Siguler Guff Advisers, LLC may be deemed to be an indirect beneficial owner of 12.963% of the shares by virtue of the fact that it may be deemed to beneficially own 12.963% of the membership interests in the LLC (9.259% of which are owned directly by Siguler Guff Capital Partners (VLLI 5), LLC and 3.7% of which are owned directly by Siguler Guff Capital Partners Netherlands Master Fund, LP). Siguler Guff

Advisers, LLC is the Manager of Siguler Guff Capital Partners (VLLI 5), LLC and the General Partner of Siguler Guff Capital Partners Netherlands Master Fund, LP.

****Makena Capital Management and Mr. McCaffery may each be deemed an indirect beneficial owner of 9.259% of the shares by virtue of the fact that it or he may be deemed to beneficially own the memberships interests in the LLC which are owned directly by Makena Capital Holdings M, L.P. Makena Capital Management is the general partner of Makena Capital Holdings M, L.P., and Mr. McCaffery is a managing director and executive officer of Makena Capital Management.

*****Each is an indirect beneficial owner of more than 5% of the shares by virtue of owning more than a 5% membership interestin the LLC.

Beneficial Ownership of Fund V Shares by Fund Directors and Executive Officers as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Ronald W. Swenson**	100,000; 100%
William Russell Miller***	9,259; 9.259%
All directors and executive officers as a group (9 persons)****	100,000; 100%

Other than Messrs. Swenson and Miller, no director or executive officer of Fund V may be deemed to beneficially own in excess of 1% of the Shares outstanding.

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment AdvisorsLLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

**Mr. Swenson may be deemed to be an indirect beneficial owner of the 100,000 shares of Fund V owned by the LLC by virtue of his relationship to Westech Investment Advisors, the managing member of the LLC. Mr. Swenson is a 50% shareholder and a director and executive officer of Westech Investment Management, Inc., the controlling member of Westech Investment Advisors.

*** Mr. Miller may be deemed to be an indirect beneficial owner of 9.259% of the shares by virtue of the fact that he may be deemed to beneficially own a 9.259% membership interest in the LLC which is owned directly Makena Capital Holdings M, L.P. Mr. Miller is a managing director and executive officer of Makena Capital Management, the general partner of Makena Capital Holdings M, L.P.

**** Other than as set forth above with regard to Messrs. Swenson and Miller, each is an indirect beneficial owner of shares by virtue of owning a membership interestin the LLC. If the 100,000 shares that are owned by the LLC and may be deemed to be beneficially owned by Mr. Swenson are disregarded, the directors and executive officers, as a group, beneficially own 10,592, or 10.592%, of the outstanding shares.

PROXY

Venture Lending & Leasing V, Inc.
Annual Meeting of Shareholders - May 9, 2012

The undersigned hereby appoints as proxies Martin D. Eng, Ronald W. Swenson, and Maurice C. Werdegar and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary for a proposal, this proxy shall be deemed to grant authority to vote “FOR” the proposal. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing V, Inc.
Please sign and date this proxy and return it to Westech Investment Advisors, by fax to the attention of Lynda Colletta, at (650) 234-4343, or by e-mail to lyndac@westerntech.com.
Please indicate your vote by an “X” in the appropriate box below. The Board of Directors recommends a vote “FOR” the proposals below.

Election of William Russell Miller, Ronald W. Swenson, Scott C. Taylor, George Von Gehr and Maurice C. Werdegar as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)
	FOR ______	AGAINST ______	ABSTAIN ______
Ratification of the selection of Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2012.	FOR ______	AGAINST ______	ABSTAIN ______

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 9, 2012: The Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2011, are available on the internet at the following address: www.intralinks.com.

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.” If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________ Name of Shareholder
________________________ Signature ________________________ Title (if applicable)
Dated: _______________, 2012